UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2025, Tivic Health Systems, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Mast Hill Fund, L.P. (the “Investor”), pursuant to which the Company will have the right, but not the obligation, to sell to the Investor, and the Investor will have the obligation to purchase from the Company, up to $25,000,000 (the “Maximum Commitment Amount”) shares of the Company’s common stock (the “Put Shares”), at the Company’s sole discretion, over the next 24 months, subject to certain conditions precedent and other limitations. The Investor has covenanted not to cause or engage in any short sales with respect to the shares of the Company’s common stock during the term of the agreement.

Unless earlier terminated, the Purchase Agreement will remain in effect until the earlier of March 18, 2027 or the date on which the Investor has purchased the Maximum Commitment Amount (the “Commitment Period”). The Company has the right to terminate the Purchase Agreement at any time, subject to limitations set forth in the Purchase Agreement.

During the Commitment Period, the Company will have the right, but not the obligation, to direct the Investor to make a purchase of the Put Shares by delivering written notice to the Investor (a “Put Notice”) on any trading day (the “Put Date”) to purchase a number of Put Shares pursuant to a formula set forth in the Purchase Agreement. The purchase price for the Put Shares under the Purchase Agreement will be equal to 95% of the lowest VWAP (as defined in the Purchase Agreement) of the Company’s common stock on the Principal Market (as defined in the Purchase Agreement) on any trading day during the pricing period, and the pricing period for each sale of Put Shares will be the 5 trading days immediately after receipt of the Put Shares by the Investor, subject to adjustment as provided in the Purchase Agreement.

Each Put Notice shall direct the Investor to purchase Put Shares (i) in a minimum amount not less than $50,000.00 and (ii) in a maximum amount up to $500,000, provide further that the number of Put Shares in each respective Put shall not exceed 100% of the average trading volume of the Company’s common stock during the 5 trading days immediately preceding the date of the Put Notice. The Investor’s obligation to purchase Put Shares is subject to a 4.99% beneficial ownership blocker. Additionally, pursuant to the Purchase Agreement, the Company may not sell or issue to the Investor more than 19.99% of the number of shares of Company common stock issued and outstanding immediately prior to execution of the Purchase Agreement unless and until the Company obtains stockholder approval to issue additional shares, in accordance with applicable Nasdaq rules.

As consideration for the Investor’s commitment to purchase shares of Company common stock under the Purchase Agreement, the Company issued the Investor 29,800 restricted shares of common stock following the execution of the Purchase Agreement (the “Commitment Shares”).

Craft Capital Management LLC (“Craft”) acted as the Company’s placement agent in connection with this transaction. As compensation for such services, the Company will pay Craft a commission of 3.0% of the aggregate gross proceeds from each sale of Put Shares under the Purchase Agreement.

In connection with the Purchase Agreement, the Company and the Investor also entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to, within forty-five (45) calendar days from the date of the Registration Rights Agreement, file with the Securities and Exchange Commission (the “Commission”) an initial registration statement covering (i) all of the Put Shares issuable under the Purchase Agreement the Commitment Shares (collectively, the “Registrable Securities”) so as to permit the resale of such securities by the Investor. The Company shall use reasonable best efforts to have the registration statement declared effective by the Commission within ninety (90) calendar days from the date of the Registration Rights Agreement. The Company shall keep the registration statement effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the date on which the Investor shall have sold all the Registrable Securities and the Maximum Commitment Amount has been drawn down by the Company.

The Purchase Agreement and Registration Rights Agreement contain customary representations, warranties and agreements, as well as customary conditions to the Investor’s obligation to purchase the Put Shares.

The foregoing summary of the terms of the Purchase Agreement and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and Registration Rights Agreement, copies of which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Actual sales of shares of Company common stock, if any, to the Investor under the Purchase Agreement will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common stock and determinations by the Company as to the appropriate sources of funding for the Company and its operations. The net proceeds to the Company from sales of our common stock to the Investor under the Purchase Agreement, if any, will depend on the frequency and prices at which the Company sells shares to the Investor under the Purchase Agreement.

Item 2.02 Results of Operations and Financial Condition.

The information provided below in “Item 7.01 - Regulation FD Disclosure” of this Current Report is incorporated by reference into this Item 2.02.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. As described in Item 1.01, the Company issued to the Investor the Commitment Shares, which issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On March 21, 2025, the Company issued a press release regarding the Company’s financial results for its year ended December 31, 2024. A copy of that press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

In addition, on March 21, 2025, the Company began using a new corporate presentation. A copy of that corporate presentation is furnished as Exhibit 99.2 hereto and incorporated herein by reference. A copy of the presentation is also available on the Company’s website located at https://tivichealth.com/investor/.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward-Looking Statements

This Current Report, including Exhibit 99.1 attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes,” “will” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Current Report, including Exhibits 99.1 and 99.2 attached hereto, or hereafter, including in other publicly available documents filed with the Securities and Exchange Commission, reports to the stockholders of the Company and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Equity Purchase Agreement, by and between Tivic Health Systems, Inc. and Mast Hill, L.P., dated March 18, 2025.
10.2	Registration Rights Agreement, by and between Tivic Health Systems, Inc. and Mast Hill, L.P., dated March 18, 2025.
99.1	Press Release, dated March 21, 2025.
99.2	Corporate Presentation, dated March 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	March 21, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer